RYDEX ETF TRUST

                        SUPPLEMENT DATED OCTOBER 31, 2008
                                     TO THE

      RYDEX ETF TRUST PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION
                      DATED MARCH 1, 2008 AND MAY 20, 2008
                           AND ALL SUPPLEMENTS THERETO


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION THAT SUPPLEMENTS INFORMATION CONTAINED IN THE RYDEX ETF TRUST PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION DATED MARCH 1, 2008 AND MAY 20, 2008 (THE "PROSPECTUSES" AND THE "SAIS," RESPECTIVELY) AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES AND SAIS.
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Earlier this year the NYSE Euronext  announced  plans to merge with the American
Stock Exchange (the "AMEX"), the listing market for the Rydex ETF Trust (the "Trust"), and to transfer all AMEX-listed exchange-traded funds, including each series of the Trust (the "Funds"), to the NYSE Arca, Inc. (the "Acquisition"). On October 1, 2008, the Acquisition was completed and, as a result, the Trust has taken all necessary steps to withdraw the Funds from listing on the AMEX and to register the Funds for listing on the NYSE Arca, Inc. Because the Funds are now listed on the NYSE Arca, Inc., all references to "American Stock Exchange" or "AMEX" in the Prospectuses and SAIs have been changed to "NYSE Arca, Inc." In addition, all references to the "Exchange" now refer to the NYSE Arca, Inc.

The Funds' trading symbols remain the same.

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               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.



ETF-1-SUP10-1008x0309